UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No.)

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☐	Soliciting Material Pursuant to Section 240.14a-12

IDENTIV, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

April 13, 2022

Dear Stockholder:

Our 2022 Annual Meeting of Stockholders of Identiv, Inc. will be held virtually on Thursday, May 26, 2022 at 8:00 a.m., local time.

The Notice of 2022 Annual Meeting of Stockholders and Proxy Statement, which describe the formal business to be conducted at the meeting, accompany this letter. A copy of our Annual Report on Form 10-K for the year ended December 31, 2021 is also enclosed for your information.

Your vote is very important and we encourage you to vote promptly. After reading the Proxy Statement, please promptly mark, sign and date the enclosed proxy card and return it in the prepaid envelope. Alternatively, you may vote your shares via a toll-free telephone number or over the Internet. Instructions regarding all three methods of voting are provided on the proxy card. If you attend the meeting virtually, you will have the right to revoke your proxy and vote your shares in person. If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from your brokerage firm, bank or other nominee to vote your shares.

We thank you for your continued support.

Sincerely yours,

/s/ STEVEN HUMPHREYS

Chief Executive Officer

IDENTIV, INC.

2201 Walnut Avenue, Suite 100

Fremont, California 94538

NOTICE OF

2022 ANNUAL MEETING OF STOCKHOLDERS

May 26, 2022

TO OUR STOCKHOLDERS:

The 2022 Annual Meeting of Stockholders of Identiv, Inc. (the “Company”), a Delaware corporation, will be held virtually on May 26, 2022, at 8:00 a.m., local time, for the following purposes:

1.

To elect two Class II nominees to serve for a three-year term ending at the annual meeting of stockholders in 2025 or until their successors have been duly elected and qualified or until they resign or are removed;

2.

To ratify the appointment of BPM LLP, an independent registered public accounting firm, as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2022;

3.	To vote on a non-binding advisory resolution on the compensation of the Company’s named executive officers (“Say on Pay”); and
4.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.

The Board of Directors recommends that you vote “FOR” the approval of the nominees and each of the proposals outlined above and as more fully described in the accompanying Proxy Statement.

Only stockholders of record at the close of business on April 1, 2022 are entitled to notice of and to vote at the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) and any adjournments or postponements thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the headquarters of the Company 10 days prior to the date of the meeting.

By Order of the Board of Directors of

Identiv, Inc.

/s/ Justin Scarpulla

Chief Financial Officer and Secretary

Fremont, California

April 13, 2022

TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, WE URGE YOU TO VOTE AS PROMPTLY AS POSSIBLE BY FOLLOWING THE INSTRUCTIONS INCLUDED ON THE PROXY CARD OR VOTING INSTRUCTIONS CARD. THANK YOU FOR ACTING PROMPTLY.

IMPORTANT: Please vote your shares via telephone or the Internet, as described herein and on the proxy card or voting instructions, to assure that your shares are represented at the meeting, or, mark, sign and date the proxy card and return it in the enclosed postage-paid envelope. If you attend the virtual meeting, you may choose to vote at that time even if you have previously voted your shares.

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to be held virtually on May 26, 2022.

The Proxy Statement and Annual Report are available at

www.proxyvote.com

IDENTIV, INC.

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

May 26, 2022

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The Board of Directors of Identiv, Inc. (the “Company”) is furnishing this Proxy Statement to you in connection with the solicitation of proxies for use at our Annual Meeting of Stockholders (the “Annual Meeting”) to be held virtually on May 26, 2022, at 8:00 a.m., local time, or any adjournments or postponements thereof, for the purposes set forth in this Proxy Statement and in the accompanying notice of Annual Meeting. References in this proxy statement to the “Company,” “we,” “our,” “us” or “Identiv” are to Identiv, Inc.

Copies of this Proxy Statement, the enclosed proxy card and our Annual Report on Form 10-K for the year ended December 31, 2021, are expected to be mailed on or about April 13, 2022 to stockholders of record as of the Record Date (as defined below).

Record Date

Our Board of Directors has fixed the close of business on April 1, 2022 as the record date (the “Record Date”) for the determination of our stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

Shares Outstanding

On the Record Date, 22,321,051 shares of the Company’s common stock were outstanding and entitled to vote at the Annual Meeting. Our common stock is listed on the Nasdaq Capital Market (“Nasdaq”) under the symbol INVE.

Quorum

The holders of one-third (1/3) of the outstanding shares of our common stock entitled to vote at the meeting, present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and “broker non-votes” (as described below) will be treated as being present at the Annual Meeting for purposes of establishing a quorum for the transaction of business.

Voting and Vote Required

Each stockholder of record on the Record Date will be entitled to one vote per share of common stock held on the Record Date on all matters submitted for consideration of, and to be voted upon by, the stockholders at the Annual Meeting.

Directors are elected by a plurality of the votes cast. Assuming that a quorum is present, the Class II nominees receiving the highest number of shares voted “FOR” their election will be elected. “WITHHOLD” votes and broker non-votes are not considered votes cast for the election of directors and will have no effect on the election of the nominees. No stockholder will be entitled to cumulative votes at the Annual Meeting for the election of any members of our Board of Directors.

Proposals 2 and 3 will pass if each such proposal receives the affirmative vote of a majority of the votes cast, meaning the number of shares voted “FOR” each of Proposals 2 and 3 exceeds the number of shares voted “AGAINST” each such proposal. However, the vote on each of Proposals 2 and 3 is advisory and therefore is not binding on the Company, the Board of Directors, or any committees of the Board of Directors. As a result, abstentions and broker non-votes will have no effect on the votes for Proposals 2 and 3.

Shares which abstain from voting as to a particular matter and shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter (“broker non-votes”) will be counted for purposes of determining whether a quorum is present for the transaction of business. Neither abstentions nor broker non-votes will have any effect upon the outcome of voting with respect to the election of directors, which requires a plurality of the votes cast, or the other matters being submitted to stockholders, which each require a majority of the votes cast on each such proposal.

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Voting Procedures

If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company LLC, you are considered the “stockholder of record” with respect to those shares. As the stockholder of record, you have the right to vote at the Annual Meeting. However, even if you plan to attend the virtual Annual Meeting, we recommend that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the virtual Annual Meeting.

If you hold your shares in “street name” through a broker, bank or other nominee rather than directly in your own name, you are considered the “beneficial owner” of shares held in street name. Because a beneficial owner is not a stockholder of record, you may not vote these shares at the Annual Meeting unless you obtain a legal proxy from the broker, bank or nominee that holds your shares, giving you the right to vote those shares at the virtual Annual Meeting. If you wish to attend the virtual Annual Meeting and vote, you will need to contact your broker, bank or nominee to obtain a legal proxy.

You may vote by proxy as follows:

•	Internet. You may submit a proxy over the Internet by following the instructions provided on the proxy card.
•	Telephone. You may submit a proxy over the telephone by following the instructions provided on the proxy card.
•	Mail. You may submit a proxy by mail by completing, signing and returning the separate proxy card in the prepaid and addressed envelope included with the proxy materials.

Stockholders are urged to specify their choices on the proxy they submit by Internet, telephone or mail. If you submit a proxy, but do not specify how you want to vote on a proposal, in the absence of contrary instructions, the shares of common stock represented by such proxy will be voted as the Board of Directors recommends on each proposal and the persons named as proxies will vote on any other matters properly presented at the Annual Meeting in accordance with their judgment. Stockholder votes will be tabulated by a representative of Broadridge Financial Solutions, Inc.

Brokers, banks, or other nominees that hold shares of common stock in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion if permitted by the stock exchange or other organization of which they are members. Brokers, banks, and other intermediaries are entitled to vote shares held for a beneficial holder on routine matters, such as the ratification of the appointment of BPM LLP as the Company’s independent registered public accounting firm, without instructions from the beneficial holder of those shares, but, absent instructions from the beneficial holders of such shares, they are not entitled to vote shares held for a beneficial holder on non-routine matters, such as the election of directors, and the approval of the advisory resolution on Say on Pay. Consequently, if you do not give your broker specific instructions, your shares may not be voted on the non-routine matters. Please instruct your bank or broker so your vote can be counted on all proposals.

Solicitation of Proxies

The cost of soliciting proxies will be borne by us. We may reimburse brokerage firms, banks and other persons representing the beneficial owners of shares of our common stock for their expenses in forwarding solicitation materials to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, facsimile or personal solicitation by our directors, officers or regular employees without additional compensation.

Revocability of Proxies

If you are a stockholder of record, your proxy is revocable at any time before it is voted at the Annual Meeting either by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date, or by attending the virtual Annual Meeting and voting. Attendance at the virtual Annual Meeting, however, will not by itself revoke a proxy previously delivered to us. If you have executed and returned a proxy and are present at the virtual Annual Meeting and wish to vote at the Annual Meeting, you may elect to do so by notifying the inspector of elections, thereby suspending the power of the proxy holders to vote the proxy previously delivered by you.

If you are a beneficial owner of shares held in street name, you may change your vote by submitting new voting instructions to your broker, bank or nominee, or if you have obtained a legal proxy from the broker, bank or nominee that holds your shares giving you the right to vote the shares, by attending the virtual Annual Meeting and voting. Attendance at the meeting will not by itself revoke a previously granted proxy.

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Annual Report and Other Matters

Our Annual Report on Form 10-K for the year ended December 31, 2021, which is being made available to stockholders with or preceding this Proxy Statement, contains financial and other information about our Company, but is not incorporated into this Proxy Statement and is not to be considered a part of these proxy materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, (the “Exchange Act”).

We make all of our filings with the Securities Exchange Commission (the “SEC”) available free of charge on our website, www.identiv.com, including our proxy statements, our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, together with amendments to these reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act.

We will also provide to each stockholder of record as of the Record Date, without charge, a copy of our Annual Report on Form 10-K for the year ended December 31, 2021, this Proxy Statement, and the related proxy card. Requests for copies may be made in writing directed to Identiv, Inc., 1900-B Carnegie Avenue, Santa Ana, CA 92705, Attention: Investor Relations, by telephone at (949) 574-3860, or by e-mailing us at IR@identiv.com.

Stockholder Proposals for 2023 Annual Meeting of Stockholders

Assuming a mailing date of April 13, 2022, stockholder proposals submitted for inclusion in our proxy materials for the 2023 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act must be received at 1900-B Carnegie Avenue, Santa Ana, CA 92705, Attention: Secretary, by December 14, 2022; provided, however, that if the date of the 2023 annual meeting of stockholders is changed by more than 30 calendar days from the date of the Annual Meeting, then the deadline is a reasonable time before we begin to print and distribute our proxy materials.

Our amended and restated bylaws (“Bylaws”) establish an advance notice procedure for stockholders who wish to present certain matters before an annual meeting of stockholders without including those matters in the Company’s proxy statement. In general, such proposals shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting, (b) the name and address, as they appear on the Company’s books, of the stockholder proposing such business, (c) the class and number of shares of the Company which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business.

The notice period for proposals under our Bylaws is not less than 60 calendar days nor more than 90 calendar days before the one-year anniversary of the date on which we first mailed our proxy materials for the preceding year’s annual meeting. However, if the date of the Annual Meeting is moved more than 30 days after the anniversary of the Annual Meeting, the Company’s advance notice procedure requires that such proposal must be received by us not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. Notice must be delivered to the Secretary of the Company and must be received by the Company no earlier than the close of business on January 13, 2023 and no later than the close of business on February 13, 2023. Notwithstanding the foregoing, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth therein. Our Bylaws have been publicly filed with the SEC.

If a stockholder fails to give notice of a stockholder proposal as required by our Bylaws or other applicable requirements, then the proposal will not be included in the proxy statement for our 2023 annual meeting of stockholders and the stockholder will not be permitted to present the proposal to the stockholders for a vote at our 2023 annual meeting of stockholders.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

The number of authorized directors is five. Our Board of Directors is divided into three classes with staggered three-year terms. Two directors serve in Class I (whose terms expires at the 2023 annual meeting), two directors serve in Class II (whose terms expire at this Annual Meeting), and one director serves in Class III (whose term expires at the 2024 annual meeting).

Unless otherwise instructed, the proxy holders named in the enclosed proxy will vote the proxies received by them for Ms. Braun and Mr. Ousley who currently serve as Class II directors. In the event that the nominees are unable or decline to serve as directors at the time of the Annual Meeting, the proxies received by the proxy holder named in the enclosed proxy will be voted for any nominee who is subsequently designated by the Board of Directors to fill the vacancy. We do not expect, however, that the nominees will decline to serve as directors at the Annual Meeting, as they have agreed to serve if elected.

The nominees for Class II directors receiving the highest number of votes will be elected as Class II directors. The nominees for Class II directors elected at the Annual Meeting will serve for a term ending on the date of the 2025 annual meeting of stockholders or until their successors have been elected and duly qualified, or upon their earlier resignation or removal.

Set forth below is information as of March 1, 2022 about the nominees and each of the current directors who will continue in office following the Annual Meeting:

Name	Age	Position	Director Since
CLASS I DIRECTORS
Steven Humphreys	60	Chief Executive Officer and Director	1996
Nina B. Shapiro	73	Director	2016

CLASS II NOMINEES
Robin R. Braun	66	Nominee, Director	2019
James E. Ousley	76	Nominee, Director and Chairman	2014

CLASS III DIRECTOR
Gary Kremen	58	Director	2014

Class II Nominees

Robin R. Braun has served as a director of the Company since May 2019. Ms. Braun is a retired Vice Admiral of the U.S. Navy, serving most recently as Chief of the Navy Reserve and Commander, Navy Reserve Force from 2012 through 2016. Ms. Braun has 37 years of experience in U.S. government and Department of Defense assignments specializing in aviation, international relations, information technology, logistics, and recruiting. Ms. Braun also served 24 years as a commercial pilot for FEDEX, retiring in 2019. Ms. Braun currently serves as Vice Chairman of the Naval Aviation Museum Foundation and Treasurer of the Northern Arizona University Foundation. Ms. Braun holds a Master’s in Public Administration from the University of Washington, a B.S. and a Doctor of Humane Letters from Northern Arizona University and completed Executive Education at Babson College and University of North Carolina. Ms. Braun brings to our Board of Directors decades of experience working in government and defense, leading large and international organizations and adds diversity of background and experience to our Board of Directors.

James E. (“Jim”) Ousley has served as the Chairman of the Board since September 9, 2015 and as a director of the Company since July 2014. Mr. Ousley has more than 40 years of experience leading global technology and telecommunications organizations. On July 1, 2014, he joined CVC Growth Capital as senior operating managing partner. Previously, he served as the chief executive officer at Savvis, Inc. from March 2010 to April 2013. Savvis was acquired by CenturyLink, where he served as chief executive officer of Savvis and president of enterprise markets group, which is now CenturyLink Technology Solutions, a global leader in cloud and managed solutions. Prior to Savvis, Mr. Ousley served as president and chief executive officer of Vytek Wireless, Inc., which was acquired by CalAmp, Corp. (Nasdaq: CAMP); president and chairman of Syntegra (USA), a division of British Telecommunications Plc.; and president and chief executive officer of Control Data Systems, which was acquired by British Telecommunications. Mr. Ousley has also held various executive management positions with Control Data Corporation. Mr. Ousley currently serves on the board of directors of Omada, Inc., Global Cloud Exchange, Inc.., Northern Arizona Health Foundation, and Chayora Ltd., and previously served on the board of directors of Integra, Inc., Datalink, Inc., Savvis, Inc., ActivIdentity Corporation, Control Data Systems, Inc., Pacnet, Inc., Peak10, Bell Microproducts, Inc., and other technology and network companies. Mr. Ousley brings to the Board of Directors many years of experience as an executive officer of technology companies, significant knowledge of global technology and telecommunications organizations, as well as knowledge of cloud-based technology solutions, and extensive private equity experience in mergers, acquisitions and value creation of technology growth companies.

4

Class I Directors

Steven Humphreys has served as our Chief Executive Officer since September 2015 and as a director since July 1996. Mr. Humphreys previously served as Chairman of the Board from September 2013 until September 9, 2015. Previously, he also served as Lead Director from May 2010 until April 2013 and as Chairman of the Board from April 2000 to March 2007. Mr. Humphreys also served as an executive officer of the Company, as President from July 1996 to December 1996 and as President and Chief Executive Officer from January 1997 to July 1999. From November 2011 to December 2014, Mr. Humphreys served as chief executive officer of Flywheel Software, Inc., a venture-backed, location-based mobile solutions company. From October 2008 until its acquisition by SMSC in February 2011, Mr. Humphreys served as Chief Executive Officer and President of Kleer Corporation, a venture-backed provider of wireless audio technology. From October 2001 to October 2003, he served as Chairman of the Board and Chief Executive Officer of ActivIdentity, a provider of digital identity solutions, a publicly-listed company until its acquisition by HID Global in December 2010. He also served as a director of ActivIdentity from March 2008 until December 2010. Previously, Mr. Humphreys was President of Caere Corporation, an optical character recognition software company. Prior to Caere, he spent ten years with General Electric Co. (NYSE: GE) in a variety of factory automation and information technology positions, most recently leading the Information Delivery Services business unit of GE Information Services. Philanthropically, Mr. Humphreys has been an elected public school board trustee and a contributor to a range of education-oriented charities. He also serves on the board of Summit Public Schools, a charter school system with schools across the West Coast, and developer of the Summit Learning System, developed in cooperation with Facebook and deployed in over 1,000 schools nationwide. Mr. Humphreys holds a B.S. degree from Yale University and M.S. and M.B.A. degrees from Stanford University. Mr. Humphreys brings to the Board of Directors his many years of experience as an executive officer of technology companies ranging from startups to public companies, and as senior management within large multinational corporations. His continued involvement with emerging technologies, venture and angel investing, as well as his knowledge of the U.S. investment markets, and the wider technology and management communities are relevant to our success.

Nina B. Shapiro has served as a director of the Company since June 2016. She has served on a variety of boards and advisory committees since leaving the World Bank in 2011, where she retired as Vice President of Finance and the Treasurer of the International Finance Corporation. Ms. Shapiro has also served on the boards of: Global Parametrics (2016–present as Chairman), a fin-tech startup supported by the UK and German governments to structure risk management products for catastrophic risks in Emerging Markets; HSBC Global Asset Management (2019–present); Man Group (2011–2018), a multi-asset hedge fund and asset manager on the FTSE 250 exchange; Mountain Partners AG, (2015–2018), a German-Swiss investment group and early technology company builder; Zyfin (2013–2020), an originator of ETFs for emerging market. She has also served on the advisory boards or councils for the Carbon Trust. (2012–present), a London based environmental NGO, which advises and implements programs for policy change and decarbonization; New Silk Route (2013–present), a PE fund focused on India and South Asia; and the Zurich Insurance Investment Management Advisory Council (2013–2016). Ms. Shapiro has received the Euroweek Lifetime Achievement Award for her contributions to the capital markets. She holds an M.B.A. from Harvard Business School, an M.R.P. from the Harvard Graduate School of Design and a B.A. from Smith College. Ms. Shapiro brings to the Board of Directors over 30 years of broad global experience in international finance and business development, along with extensive working experience with senior government and banking officials and international board experience.

Class III Director

Gary Kremen has served as a director of the Company since February 2014. Mr. Kremen is a serial entrepreneur and has been an investor in over 100 private technology companies, private equity funds and venture capital funds. Companies he has founded or co-founded include Match.com, one of the world’s largest dating websites, Clean Power Finance (now Spruce Finance), a leading white-label residential solar finance company backed by Google Ventures, Kleiner Perkins, Claremont Creek Ventures and several large utilities as well as Pace Avenue, a customer acquisition firm marketing renewable energy and energy efficiency solutions to low and moderate income (LMI). Mr. Kremen is credited as the primary inventor on a 1995-filed patent for dynamic web pages as well as four other patents. He holds two B.S. degrees: one in Electrical Engineering and the other in Computer Science, both from Northwestern University, as well as an M.B.A. from the Stanford University Graduate School of Business. Currently, Mr. Kremen is a board member, principal or managing partner with private companies including CapGain Solutions and serves on the board of directors of several non-profit entities, including the Santa Clara Valley Water District, San Luis & Delta-Mendota Water Authority, San Francisquito Creek Joint Powers Authority, Delta Conveyance Finance Authority, and the University of California Merced Foundation. Mr. Kremen brings to the Board of Directors his significant experience as a technology entrepreneur, his expertise with Internet, mobile and cloud technologies and his connections to the investment community in Silicon Valley, all of which are relevant to the Company’s strategy to deliver trust solutions for the connected world.

5

Director Independence

Our Board of Directors has reviewed the independence of each of our directors and our nominees and considered whether any director or nominee has had a material relationship with the Company or our management that could compromise his or her ability to exercise independent judgment in carrying out his or her duties and responsibilities. As a result of this review, our Board of Directors affirmatively determined that all of our directors, other than Mr. Humphreys, are independent under applicable rules of Nasdaq and the SEC.

Vote Required

At the Annual Meeting, the two Class II nominees receiving the highest number of “FOR” votes cast will be elected to our Board of Directors as Class II directors.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR ALL” of the Class II nominees to be elected as directors of the Company.

6

Board Meetings and Committees

Board Leadership Structure

In accordance with the Company’s Bylaws, the Board of Directors elects all officers of the Company, including our Chief Executive Officer and our Chairman, and each of these positions may be held by the same person or may be held by two persons. The Board of Directors has determined that a Lead Independent Director should be elected when the roles of the Chairman of the Board and the Chief Executive Officer are filled by the same person, and such Lead Independent Director should be an independent director as defined by applicable Nasdaq rules and the Company’s Corporate Governance Guidelines and be elected annually. The role of the Lead Independent Director is to coordinate the activities of the independent directors, to advise the Chairman of the Board as to the information provided by Company management to the independent directors, to manage executive sessions of the independent directors, and to act as principal liaison between the independent directors and the Chairman of the Board.

The Board of Directors has chosen to separate the roles of Chief Executive Officer and Chairman of the Board of Directors. Currently, Steven Humphreys serves as the Company’s Chief Executive Officer and James E. Ousley, who is an independent director, serves as Chairman of the Board of Directors. The Board of Directors believes that the current structure of the Board of Directors is an appropriate allocation of roles and responsibilities to effectively manage the affairs of the Company.

The Board of Directors’ Role in Risk Oversight

The Board of Directors has an active role, as a whole and also at the committee level, in overseeing management of the Company’s risks. The Board of Directors regularly reviews information regarding the Company’s credit, liquidity and operations, as well as the risks associated with each. The Board of Directors has committed to prioritizing and regularly reviewing the Company’s strategy and performance related to various environmental, social and governance (“ESG”) issues, and oversees the Company’s efforts related to ESG policies and strategy, as well as ESG trends that may affect the Company’s business, operations, and performance. The Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements. The Audit Committee of the Board of Directors oversees management of financial, COVID-19 and cybersecurity risks. The Nominating Committee manages risks associated with the independence of the Board of Directors and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is regularly informed through committee reports about such risks.

Board Meeting Attendance

Our Board of Directors held five meetings in 2021. Each of our directors attended at least 75% of the meetings of the Board of Directors and meetings of committees on which they served during 2021. As needed, our independent directors meet in executive session without management present to address any issues they determine to be appropriate. The Chairman of the Board presides at such executive sessions.

Communications with the Board of Directors

Although we do not have a formal policy regarding communications between our stockholders and our Board of Directors, stockholders may communicate with the Board of Directors by sending an email to IR@Identiv.com or by writing to the Board of Directors at: Identiv, Inc., 1900-B Carnegie Avenue, Santa Ana, CA 92705, Attention: Investor Relations. The Investor Relations staff will forward such communication to the Board of Directors or to any individual director or directors to whom the communication is directed as applicable, if the communication is relevant to the Company’s business and financial operations, policies or corporate philosophy.

Director Attendance at Stockholder Meetings

We do not have a policy regarding director attendance at stockholder meetings. Four directors attended the 2021 Annual Meeting of Stockholders.

Hedging Policy

We do not have a policy that prohibits hedging.

7

COMMITTEES OF THE BOARD OF DIRECTORS

The Company has Audit, Compensation, and Nominating committees, which are composed of independent directors appointed by the Board of Directors. The charters of the Audit, Compensation, and Nominating committees are available on the Corporate Governance page within the Investor Relations section of our website at www.identiv.com.

Audit Committee

The Audit Committee of our Board of Directors assists our Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of our financial reporting processes, system of internal control, our process for monitoring compliance with laws and regulations, our audit process and standards of business conduct. Currently, the Audit Committee consists of Mr. Kremen, Mr. Ousley and Ms. Shapiro, and Mr. Ousley serves as Chairman. The Audit Committee held four meetings during 2021.

Our Board of Directors has determined that each member of the Audit Committee is an “independent director” within the rules of Nasdaq and the requirements set forth in Rule 10A-3(b)(1) of the Exchange Act. Our Board of Directors has further determined that James E. Ousley is an “audit committee financial expert” as defined by Item 407(d)(5) of Regulation S-K under the Exchange Act.

In discharging its duties, our Audit Committee, among its other duties:

•

Selects the independent registered public accounting firm, reviews the independent registered public accounting firms fee arrangements, proposed audit scope and approach; and pre-approves audit and non-audit services provided to the Company by the independent registered public accounting firm (or subsequently approving non-audit services in those circumstances where a subsequent approval is necessary and permissible).

•	Reviews on a continuing basis the adequacy of the Company’s system of internal controls and financial reporting process.
•

Reviews the performance of the Company’s independent registered public accounting firm and determines whether it is appropriate to adopt a policy of rotating independent registered public accounting firms on a regular basis.

•	Oversees the independence of the Company’s independent registered public accounting firm.
•

Reviews with management and the Company’s independent registered public accounting firm such accounting policies (and changes therein) of the Company, including any financial reporting issues which could have a material impact on the Company’s financial statements, as are deemed appropriate for review by the Audit Committee prior to any interim or annual filings with the SEC or other regulatory body.

•

Meets with management and the independent registered public accounting firm to review and discuss the annual consolidated financial statements and the report of the independent registered public accounting firm thereon and, to the extent the independent registered public accounting firm or management brings any such matters to the attention of the Audit Committee, to discuss significant issues encountered in the course of the audit work, if any, such as restrictions on the scope of activities or access to required information.

•	Meets quarterly with management and the independent registered public accounting firm to review and discuss the quarterly condensed consolidated financial statements.
•

Meets at least quarterly with the independent registered public accounting firm in order to ensure sufficient independence is maintained from management and to provide the opportunity for the independent registered public accounting firm to brief the members of the Audit Committee in confidence.

•

Reviews the Company’s policies relating to the avoidance of conflicts of interest and reviews past or proposed transactions between the Company, members of the Board of Directors and management as well as policies and procedures with respect to officers’ expense accounts and perquisites, including the use of corporate assets.

•	Reviews all related party transactions for potential conflicts of interest.

8

Compensation Committee

The Compensation Committee of our Board of Directors held five meetings during 2021. Currently, the Compensation Committee consists of Ms. Braun, Mr. Kremen, and Ms. Shapiro, and Mr. Kremen serves as Chairman. The Board of Directors has determined that each member of the Compensation Committee currently serving or having served during 2021 is independent within the meaning of the applicable SEC and Nasdaq rules.

Pursuant to its charter, the Compensation Committee has responsibility for and authority to:

•

Review and approve corporate goals and objectives relevant to Chief Executive Officer compensation, evaluate the Chief Executive Officer’s performance in light of those goals and objectives, and set the Chief Executive Officer’s compensation level based on this evaluation;

•

Develop, review and approve compensation policies and practices applicable to the Company’s officers who are deemed to be “executive officers” of the Company for SEC reporting purposes, including the criteria upon which executive compensation is based, the specific relationship of corporate performance to executive compensation and the composition of benefits;

•	Make recommendations to the Board of Directors with respect to the Company’s incentive compensation and equity-based compensation plans;
•	Review the compensation and benefits offered to non-employee directors and recommend changes to the Board of Directors as appropriate; and
•

Administer and evaluate the Company’s incentive, equity-based and other executive compensation programs, including approving guidelines, making grants and awards and establishing annual award levels for employee stock options, units, restricted shares and other incentive and equity-based awards under such programs, interpreting and promulgating rules relating to the plans, modifying or canceling grants or awards, designating eligible participants and imposing limitations and conditions on grants or awards.

The Compensation Committee is authorized to delegate any portion of its authority to subcommittees and to engage external independent consultants, as deemed necessary.

Processes and Procedures. On an annual or more frequent basis, the Company’s Chief Executive Officer recommends to the Compensation Committee salary, annual bonus and long-term compensation levels for less senior officers, including the other named executive officers. The executive officers named in the Summary Compensation Table of this proxy statement are referred to as our “Named Executive Officers.” Each Named Executive Officer is reviewed annually based on whether various performance objectives were met during the preceding review period. An evaluation of each officer’s performance is presented to the Compensation Committee and used in the Compensation Committee’s review and analysis of such officer’s overall compensation. No other Named Executive Officer currently has a role in determining or recommending the form or amount of compensation paid to the Named Executive Officers, other than providing such financial or other information as the Compensation Committee may request from time to time. Although the participation of our Chief Executive Officer could influence performance targets, our Compensation Committee rather than our Chief Executive Officer makes all determinations regarding performance goals and targets. Our Chief Executive Officer does not attend any portion of meetings at which his compensation is discussed.

Independent Compensation Consultant. Pursuant to its charter, the Compensation Committee has the power, in its discretion, to retain at the Company’s expense, such independent counsel and other advisors and experts as it deems necessary or appropriate to carry out the Compensation Committee’s duties. Under its charter, the Compensation Committee has the express authority to decide whether to retain a compensation consultant to assist in the evaluation of compensation. If the Compensation Committee decides in its discretion to retain such a firm, the Board of Directors delegates to the Compensation Committee the sole authority to retain and terminate any compensation consultant engaged to assist in the evaluation of the compensation of the Company’s senior executive officers (including all of the Named Executive Officers).

Analysis of Risk in Compensation Programs. In setting compensation, the Compensation Committee also considers the risks to the Company’s stockholders, and the Company as a whole, arising out of the Company’s compensation programs. The Compensation Committee considers the various elements of the Company’s compensation practices, including base salary, annual bonus programs, short and long-term incentive awards, the use of cash and equity awards, and how performance is evaluated. While our annual bonus programs may encourage short-term risk taking on the part of participating employees, the Compensation Committee believes that these risks are balanced by the use of fixed base salaries and long-term equity incentives that encourage employees to take a long-term view of our business aligned with the interests of the Company’s stockholders. The Compensation Committee did not identify any risks arising from the Company’s compensation policies and practices reasonably likely to have a material adverse effect on the Company.

9

Nominating Committee

The Nominating Committee assists in identifying individuals qualified to become members of the Board of Directors. Currently, the Nominating Committee consists of Ms. Braun, Mr. Kremen, and Ms. Shapiro, with Mr. Kremen serving as the Chairman. The Board of Directors has determined that each of the members of the Nominating Committee is independent within the meaning of Nasdaq director independence standards. The Nominating Committee held no meetings during 2021.

Policy for Director Recommendations and Nominations

The primary role of the Nominating Committee is to develop and recommend to the Board of Directors criteria for identifying and evaluating director candidates and to establish a procedure for consideration of director candidates recommended by our stockholders. The Nominating Committee periodically assesses the appropriate size of the Board of Directors and whether any vacancies are expected due to retirement or otherwise. In the event that vacancies are anticipated, the Nominating Committee seeks to identify and evaluate potential candidates at meetings of the Nominating Committee, which can take place at any point during the year.

Candidates may come to the attention of the Board of Directors through current members of the Board of Directors, professional search firms, stockholders or other parties. All candidates are evaluated based on a review of the individual’s qualifications, skills, independence and expertise. The Nominating Committee will consider candidates submitted by stockholders as nominees for election as directors of the Company. Stockholders wishing to have the Nominating Committee consider a candidate should submit the name(s) and supporting information to Corporate Secretary, c/o Identiv, Inc., 1900-B Carnegie Avenue, Santa Ana, CA 92705, and should include the following information: (a) the name(s) and address(es) of the stockholder(s) making the recommendation and of the persons to be nominated; (b) a representation that the stockholder is a record holder of stock of the Company entitled to vote for the election of directors on the date of such notice and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in the Proxy Statement filed pursuant to the proxy rules of the SEC, had the nominee been nominated, or intended to be nominated, by the Board of Directors; (e) the consent of each nominee to serve as a director of the Company if so elected; and (f) appropriate biographical information and a statement as to the qualifications of the candidate. Written notice of a nomination must be received by us within the timeframe described under “Stockholder Proposals for 2023 Annual Meeting of Stockholders” above.

As part of its selection process, the Nominating Committee may consider recommendations of director candidates with diverse backgrounds and experience who are expected to enhance the quality of the Board of Directors, serve stockholders’ long-term interests and contribute to our overall corporate goals. Pursuant to our Corporate Governance Guidelines, we endeavor to have a Board of Directors representing diverse experience at policy-making levels in various areas that are relevant to our global activities. While the Nominating Committee has not established specific minimum criteria for candidates, the philosophy of the Nominating Committee is that directors should possess the highest personal and professional ethics, integrity and values, informed judgment, and sound business experience and be committed to representing the long-term interests of our stockholders. Candidates must also have an inquisitive and objective perspective, the ability to make independent analytical inquiries, practical wisdom and mature judgment. In evaluating candidates, the Nominating Committee may consider a candidate’s work experience related to our business, general professional experience and overall expected contributions to the Board of Directors in relation to other directors already serving on the Board of Directors. When evaluating existing directors for nomination for re-election, the Nominating Committee may also consider the directors’ past Board of Director and committee meeting attendance and participation.

The Nominating Committee evaluates stockholder-recommended candidates using the same process and the same criteria it uses to evaluate candidates from other sources. The Nominating Committee has the authority to retain outside counsel, experts, and other advisors as it determines appropriate to assist it in the performance of its functions, including sole authority to retain and terminate any search firm used to identify director candidates, and to approve the search firm’s fees and other retention terms.

10

CORPORATE GOVERNANCE

Corporate Governance Guidelines

The Board of Directors has adopted Corporate Governance Guidelines that assist the directors in following corporate practices that serve the best interests of the Company and its stockholders, including guidelines relating to board composition, director qualifications and selection process, director independence, board committees and auditor independence. The Corporate Governance Guidelines are available on the Corporate Governance page within the Investor Relations section of our website at www.identiv.com. The Nominating Committee and the Board of Directors review the Corporate Governance Guidelines annually and the Board of Directors may amend the Corporate Governance Guidelines at any time.

Code of Conduct and Ethics

The Board of Directors have adopted a Code of Conduct and Ethics for all of our employees, including our Chief Executive Officer, Chief Financial Officer, any other principal accounting officers and for the members of our Board of Directors. Our Code of Conduct and Ethics is posted on the Corporate Governance page within the Investor Relations section of our website, at www.identiv.com. The Board of Directors may amend the Code of Conduct and Ethics at any time and has the sole authority to approve any waiver of the Code of Conduct and Ethics relating to the activities of any of our senior financial officers, other executive officers and directors. We intend to disclose future amendments to certain provisions of our Code of Conduct and Ethics or waivers of such Code granted to executive officers and directors on our website at www.identiv.com within four business days following the date of such amendment or waiver.

Certain Relationships and Related Transactions

It is our policy that all employees, officers and directors must avoid any activity that is or has the appearance of conflicting with the interests of the Company. This policy is included in our Code of Conduct and Ethics. We conduct a review of all related party transactions for potential conflict of interest situations on an ongoing basis and all such transactions relating to executive officers and directors must be approved by the independent and disinterested members of the Board of Directors or an independent and disinterested committee of the Board of Directors.

Board Diversity Matrix

The following matrix discloses the gender and demographic backgrounds of our Board of Directors as self-identified by its members in accordance with Nasdaq Listing Rule 5606 as of April 13, 2022.

Board Diversity Matrix
Board Size:
Total Number of Directors	5
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	3	—	—

Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	2	3	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	1
Did Not Disclose Demographic Background	—

11

Compensation of Directors

During 2021, each non-employee member of our Board of Directors was eligible to receive annual compensation, payable quarterly, as detailed below. Annual compensation for each eligible non-employee director potentially includes the following:

For the board years beginning June 1, 2020 and ending May 31, 2021 and beginning June 1, 2021 and ending May 31, 2022:

•	an annual retainer per board year of $125,000, except for the Chairman of the Board or Lead Independent Director, who is eligible to receive an annual retainer of $175,000; and
•

an additional annual retainer per board year of $5,000 for service on each committee of the Board of Directors, and in addition the chair of the Audit Committee is eligible to receive an additional retainer of $20,000, and the chair of each of the Compensation Committee and the Nominating Committee is eligible to receive an additional retainer of $10,000 for each board year, respectively.

Until February 1, 2020, a minimum of 50% of the annual compensation for each non-employee director was required to be paid in restricted stock units (“RSUs”) under the 2011 Incentive Compensation Plan (the “2011 Plan”). Those RSUs granted to non-employee directors for the board years ending May 31, 2016 and after vested monthly over 12 months beginning on June 1, and vested shares will be delivered on the earlier of three years from the award’s vesting start date or the date of separation of service. Effective as of February 1, 2020 through May 31, 2021, non-employee directors elected to receive their annual retainer for service on the Board of Directors and committees thereof solely in the form of fully vested RSUs (based on a 30-day trading average prior to issuance). Beginning June 1, 2021, the non-employee directors elected to receive 50% of their annual compensation in RSUs and the remaining 50% in cash paid quarterly.

Additionally, we reimburse our non-employee directors for all reasonable out-of-pocket expenses incurred in the performance of their duties as directors, which primarily consist of travel expenses associated with Board of Directors or committee meetings or with committee assignments.

Directors who are our employees do not receive additional compensation for their service on the Board of Directors.

Director Compensation

The following table sets forth summary information concerning the compensation earned by our non-employee directors for their service as directors in 2021:

Name	Fees Earned ($)	Stock Awards ($)(1)(2)	Option Awards ($)	Total ($)
James E. Ousley (3)	58,333	178,594	—	236,927
Gary Kremen (4)	46,667	184,242	—	230,908
Nina B. Shapiro (5)	40,833	125,015	—	165,848
Robin R. Braun (6)	39,375	120,550	—	159,925

(1)

The amounts reported in this column represent the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 718, Compensation-Stock Compensation (“ASC 718”), rather than amounts paid to or realized by the named individual. The assumptions used in determining grant date fair value of these awards are set forth in Note 11 to our Consolidated Financial Statements appearing in our Annual Report on Form 10-K for the year ended December 31, 2021. There can be no assurance that the price of our common stock when RSUs vest and settle will equal or exceed the price of our common stock on the date of the applicable RSU award.

(2)

Reflects RSUs granted for service as a director and on committees. The number of shares awarded in lieu of cash was calculated based on dividing the average price of our common stock over the five trading days preceding the start of each Board of Directors’ service year.

(3)	At December 31, 2021, Mr. Ousley held options to purchase 1,000 shares of common stock, 88,242 vested but not settled RSUs, and 3,126 unvested RSUs.
(4)	At December 31, 2021, Mr. Kremen held options to purchase 1,000 shares of common stock, 86,905 vested but not settled RSUs, and 2,501 unvested RSUs.
(5)	At December 31, 2021, Ms. Shapiro held 61,768 vested but not settled RSUs, and 2,188 unvested RSUs.
(6)	At December 31, 2020, Ms. Braun held 59,563 vested but not settled RSUs, and 2,110 unvested RSUs.

12

PROPOSAL NO. 2

RATIFICATION OF THE APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Board of Directors is asking stockholders to ratify the appointment of BPM LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. Although our Bylaws and applicable legal requirements do not require stockholder ratification of the selection of BPM LLP as our independent registered public accounting firm, our Board of Directors is submitting the selection of BPM LLP to our stockholders for ratification as a matter of good corporate practice. We expect that a representative of BPM LLP will be available at the Annual Meeting to make a statement and will be available to respond to appropriate questions. BPM LLP has audited our consolidated financial statements since 2015.

In the event that our stockholders fail to ratify the appointment of BPM LLP as independent registered public accounting firm, our Audit Committee may reconsider its selection. Even if the selection is ratified, the Audit Committee at its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Vote Required

The affirmative vote of the holders of a majority of the votes cast on the proposal in person or by proxy will be required to ratify the appointment of BPM LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” the ratification of the appointment of BPM LLP, an independent registered public accounting firm, to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

Principal Accountant Fees and Services

The aggregate fees billed or to be billed to us by BPM LLP, our independent registered public accounting firm, for the fiscal years ended December 31, 2021 and 2020, were as follows:

	2021	2020
Audit Fees	$611,346	$493,435
All Other Fees	16,050	29,425
Total	$627,396	$522,860

Audit Fees. Audit fees include fees associated with the audit of our annual consolidated financial statements included in our Annual Report on Form 10-K, review of our condensed consolidated financial statements included in our quarterly reports on Form 10-Q, and fees for services that were incurred in connection with statutory and regulatory filings or engagements, such as consents and review of documents filed with the SEC.

All Other Fees. All other fees relate to services provided in connection with a transfer pricing study in 2021 and 2020.

For the fiscal years ended December 2021 and 2020, we incurred no Audit-Related Fees or Tax Fees.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Our Independent Registered Public Accounting Firm

In accordance with the charter of the Audit Committee of our Board of Directors, the Audit Committee pre-approves all audit and permissible non-audit services provided by our independent registered public accounting firm, including the estimated fees and other terms of any such engagement. In certain circumstances, the Audit Committee may provide subsequent approval of non-audit services not previously approved. Services provided by our independent registered public accounting firm may include audit services, audit-related services, tax services and other services. Actual amounts billed, to the extent in excess of the estimated amounts, were periodically reviewed and approved by the Audit Committee. The Audit Committee considers whether such audit or non-audit services are consistent with the SEC rules on auditor independence. The Audit Committee has determined that the services provided by the Company’s independent registered public accounting firm are compatible with maintaining the independence of such firm. All fees set forth in the table above were pre-approved pursuant to this policy.

13

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee of the Board of Directors is composed of three members and acts under a written charter adopted and approved by the Board of Directors. The members of the Audit Committee are independent as defined by the Audit Committee’s charter, Nasdaq listing standards and the Securities Exchange Act of 1934, as amended.

The Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of our financial reporting processes, system of internal controls, processes for monitoring compliance with laws and regulations, audit processes and standards of business conduct. The Audit Committee manages the relationship with our independent registered public accounting firm. The Audit Committee also oversees the Sarbanes-Oxley compliance of the Company. The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and to allocate appropriate funding, as determined by the Audit Committee, for such advice and assistance.

The Audit Committee has reviewed and discussed with management the audited consolidated financial statements of the Company for the fiscal year ended December 31, 2021. The Audit Committee also has discussed with the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2021, the matters required to be discussed by Auditing Standard No. 1301 (“Communication with Audit Committees”), as adopted by the Public Company Accounting Oversight Board (United States) (“PCAOB”). Furthermore, the Audit Committee has received written disclosures and letter communications from our independent registered public accounting firm required by the PCAOB regarding communications with the Audit Committee concerning independence and has discussed the independent registered public accounting firm’s independence from the Company and its management, and considered whether the provision of other non-audit services by our independent registered public accounting firm to the Company is compatible with the independent registered public accounting firm’s independence.

In performing all these functions, the Audit Committee acts only in an oversight capacity and necessarily relies on the work and assurances of our management and independent registered public accounting firm. Management has primary responsibility for preparing the Company’s consolidated financial statements and for our financial reporting process. Our independent registered public accounting firm for the fiscal year ended December 31, 2021 is responsible for expressing an opinion on the conformity of our audited consolidated financial statements to accounting principles generally accepted in the United States. In reliance on the reviews and discussions referred to in this report, and in light of its role and responsibilities, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements for the fiscal year ended December 31, 2021 be included for filing with the SEC in our Annual Report on Form 10-K for the year ended December 31, 2021, and the Board of Directors has approved such inclusion.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

James E. Ousley, Chairman

Gary Kremen

Nina B. Shapiro

14

PROPOSAL NO. 3

ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION “SAY ON PAY”

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), as well as Section 14A of the Exchange Act and the rules promulgated thereunder, we are asking stockholders to approve, on a non-binding advisory basis, the Company’s compensation of our Named Executive Officers as described in this Proxy Statement. The Compensation Committee has designed the compensation of our Named Executive Officers to align each Named Executive Officer’s compensation with the Company’s short-term and long-term performance and to provide the compensation and incentives needed to attract, motivate and retain the Named Executive Officers, who are crucial to our long-term success. Please read the Summary Compensation Table and other related compensation tables and narrative, which provide detailed information on the compensation of our Named Executive Officers.

Based on the voting results at our 2018 Annual Meeting of Stockholders with respect to the frequency (the “Frequency Vote”) of stockholder advisory votes to approve the compensation of Named Executive Officers, we have decided to include an advisory vote to approve the compensation of our Named Executive Officers in our proxy materials on an annual basis.

The advisory resolution, commonly known as a “say-on-pay” proposal, gives stockholders the opportunity to express their views on the compensation of our Named Executive Officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, you are being asked to vote on the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on a non-binding, advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company’s Proxy Statement for the 2022 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the 2021 Summary Compensation Table and the other related tables and disclosure.”

The say-on-pay vote is advisory, and therefore not binding on us, the Compensation Committee or the Board of Directors; however, the Board of Directors and Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the Named Executive Officer compensation as disclosed in this Proxy Statement, the Compensation Committee will consider the stockholders’ concerns and will evaluate whether any actions are necessary to address those concerns.

Vote Required

The affirmative vote of the holders of a majority of the votes cast on the proposal in person or by proxy will be required to approve this proposal on a non-binding advisory basis.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” the approval of the non-binding advisory resolution on Named Executive Officer compensation as disclosed in this Proxy Statement.

15

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below sets forth information known to us as of April 1, 2022 with respect to the beneficial ownership of our common stock by:

•	each person who is known by us to be the beneficial owner of 5% or more of our outstanding common stock;
•	each of our directors and nominees;
•	each of our Named Executive Officers; and
•	all current directors and executive officers, as a group.

Except as otherwise indicated, and subject to applicable community property laws, to our knowledge, the persons named in the table below have sole voting and investment power with respect to all shares held by them. Applicable percentage ownership in the following table is based on 22,321,051 shares of our common stock issued and outstanding as of April 1, 2022.

Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by that person that are exercisable within 60 days of April 1, 2022 or RSUs that are currently vested but where settlement has been deferred or that vest within 60 days of April 1, 2022 are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

Unless specified below, the mailing address for each individual, officer or director is c/o Identiv, Inc., 1900-B Carnegie Avenue, Santa Ana, CA 92705.

	Shares of Common Stock Beneficially Owned
Name of Beneficial Owner	Number	Percentage
5% Stockholders
Bleichroeder LP(1)	4,441,889	19.9%
1345 Avenue of the Americas, 47th Floor, New York, NY 10105
Portolan Capital Mgmt, LLC	1,743,498	7.8%
Two International Place, 26th Floor, Boston, MA 02110
BlackRock, Inc.	1,330,065	6.0%
4400 Computer Drive, Westborough, MA 01581
Ophir Asset Mgmt US LLC	1,178,338	5.3%
300 Park Boulevard, Suite 350, Chicago, IL 60143

Directors, Nominees and Named Executive Officers
Robin R. Braun(2)	61,673	*
Steven Humphreys(3)	553,362	2.4%
Gary Kremen(4)	223,987	1.0%
James E. Ousley(5)	212,108	*
Nina B. Shapiro(6)	142,124	*
Edward Kirnbauer	11,894	*
Justin Scarpulla	6,500	*
Sandra Wallach(7)	86,231	*
All current directors, nominees and executive officers as a group (6 persons)(8)	1,199,754	5.2%

*	Less than one percent.

16

(1)

In accordance with the terms of warrants to purchase common stock and the Stockholder Agreement with the Company, exercise of warrants to purchase common stock and conversion of Series B Non-Voting Convertible Preferred Stock (the "Preferred Stock") are subject to a Beneficial Ownership Limitation (as defined in the warrants and the Stockholder Agreement) of 19.9% of the number of shares of common stock outstanding immediately after giving effect to the issuance of shares of common stock issuable upon exercise or conversion. Because of this limitation, the number of shares listed in the table above represent 19.999% of the number of shares of common stock outstanding as of April 1, 2022. Based on Amendment No. 3 to Schedule 13G filed with the SEC on February 14, 2022, by Bleichroeder LP (“Bleichroeder”), an investment advisor registered under Section 203 of the Investment Advisers Act of 1940, if there was no Beneficial Ownership Limitation on the exercise of warrants and conversion of the Preferred Stock, Bleichroeder would be deemed to be the beneficial owner of 8,500,685 shares of common stock. 21 April Fund, Ltd., a Cayman Islands company for which Bleichroeder acts as investment advisor, may be deemed to beneficially own 1,561,404 of shares of common stock. April Fund Ltd. also holds 4,800,246 shares of Preferred Stock and 192,500 warrants to purchase common stock. 21 April Fund Ltd. holds additional warrants and Preferred Stock above the Beneficial Ownership Limitation, which would make 21 April Fund Ltd.'s total beneficial ownership 6,554,150 shares if there was no Beneficial Ownership Limitation. 21 April Fund, LP, a Delaware limited partnership for which Bleichroeder acts as investment adviser, may be deemed to beneficially own 439,985 shares of common stock, 1,229,050 shares of Preferred Stock and warrants to purchase 82,500 shares of common stock. Clients of Bleichroeder have the right to receive and the ultimate power to direct the receipt of dividends from, or the proceeds of the sale of, such securities.

(2)	Consists of 19,253, 38,200, and 4,220 fully vested RSUs where settlement has been deferred to the earlier of June 1, 2022, June 1, 2023, and June 1, 2024, respectively, or departure from the board.
(3)	Includes 458,660 shares of common stock subject to options exercisable within 60 days of April 1, 2022.
(4)

Includes 1,000 shares of common stock subject to options exercisable within 60 days of April 1, 2022, and 29,428, 54,316, and 5,662 fully vested RSUs where settlement has been deferred to the earlier of June 1, 2022, June 1, 2023, and June 1, 2024, respectively, or departure from the board.

(5)

Includes 1,000 shares of common stock subject to options exercisable within 60 days of April 1, 2022 and 28,523, 56,593, and 6,252, fully vested RSUs where settlement has been deferred to the earlier of June 1, 2022, June 1, 2023, and June 1, 2024, respectively, or departure from the board.

(6)	Includes 19,964, 39,615, and 4,377 fully vested RSUs where settlement has been deferred to the earlier of June 1, 2022, June 1, 2023, and June 1, 2024, respectively, or departure from the board.
(7)	Based on a Form 4 filed with the SEC on August 3, 2021. Ms. Wallach ceased to serve as our Chief Financial Officer and Secretary, effective August 2, 2021.
(8)

Includes an aggregate of 460,660 shares of common stock subject to options exercisable within 60 days of April 1, 2022, 97,168 RSUs that vest within 60 days of April 1, 2022, and 188,724 and 20,511 fully vested RSUs where settlement has been deferred to the earlier of June 1, 2022, June 1, 2023, and June 1, 2024, respectively, or departure from the board.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than ten percent of a registered class of our equity securities (“10% stockholders”), to file reports on Forms 4 and 5 reflecting transactions affecting their beneficial ownership of our equity securities with the SEC and with the National Association of Securities Dealers. Such officers, directors and 10% stockholders are also required by the SEC’s rules and regulations to provide us with copies of all such reports on Forms 4 and 5 that they file under Section 16(a) of the Exchange Act.

Based solely on our review of copies of such reports on Forms 4 and 5 received by us, and on written representations from our officers and directors, we believe that, during the period from January 1, 2021 to December 31, 2021, our executive officers, directors and the 10% stockholders known to us filed all required reports under Section 16(a) of the Exchange Act on a timely basis except Ms. Wallach filed a Form 4 on May 10, 2021 that was required to be filed by May 7, 2021.

17

EXECUTIVE COMPENSATION

This section discusses the material components of the executive compensation program for our executive officers who are named in the “Summary Compensation Table” below. Our “Named Executive Officers” during 2021 were:

•	Steven Humphreys, Chief Executive Officer and Director
•	Justin Scarpulla, Chief Financial Officer and Secretary
•	Edward Kirnbauer, Global Corporate Controller and Former Interim Chief Financial Officer
•	Sandra Wallach, Former Chief Financial Officer and Secretary

As a “smaller reporting company,” as defined by SEC regulations promulgated under the Securities Exchange Act of 1934, as amended, the Company is not required to review or discuss the Compensation Discussion and Analysis otherwise required by Item 402(b) of Regulation S-K.

Executive Compensation Program Elements

Base Salary. Base salary provides fixed compensation based on competitive local market practice and is intended to acknowledge and reward core competence of our executives relative to their skills, experience and contributions to the Company. Base salaries for executives generally are reviewed annually and more frequently when there are any changes in responsibilities or market conditions.

Bonus. For prior years, the objective of the bonus plan is to provide for incentive awards to executives based on the achievement of corporate performance goals. Executives and other key employees of the Company are eligible to receive cash and equity-based awards subject to the achievement of certain performance criteria determined by the Compensation Committee, as measured at the end of a specified performance period of 12 months or longer. The Summary Compensation Table includes the discretionary bonus amounts awarded to our Named Executive Officers for 2021.

Benefits and Perquisites. We provide all our employees with standard benefits for health and life insurance.

Summary Compensation Table

The following table sets forth information concerning the compensation of our Named Executive Officers for the years ended December 31, 2021 and 2020:

Name and Principal Position	Year	Salary $	Bonus $	Stock Awards $(6)	Option Awards $	All Other Compensation $(7)	Total $
Steven Humphreys	2021	58,240	—	539,277	—	16,037	613,554
Chief Executive Officer and Director(1)(2)	2020	78,740	—	390,279	—	21,671	490,690
Justin Scarpulla	2021	20,644	—	—	—	1,872	22,516
Chief Financial Officer and Secretary(3)
Edward Kirnbauer	2021	262,917	5,000	146,400	—	466	414,783
Global Corporate Controller, Former Interim Chief Financial Officer(4)
Sandra Wallach	2021	180,769	34,875	12,147	—	14,490	242,281
Former Chief Financial Officer and Secretary(5)	2020	300,000	6,250	6,708	—	23,133	336,091

18

(1)

Any quarterly performance-based bonuses earned by Mr. Humphreys will be paid in fully vested stock in lieu of cash, to the extent earned, as determined in accordance with the terms of Mr. Humphreys’ employment agreement.

(2)

Effective as of February 1, 2020, the Company began to pay Mr. Humphreys’ base salary in the form of fully vested common stock of the Company (based on a 30-day trading average prior to issuance, which was changed to a five-day trading average beginning on May 1, 2021), except that his salary will be paid in cash solely to the extent needed for withholding amounts required for taxes and other involuntary and voluntary payroll deductions.

(3)	Mr. Scarpulla became our Chief Financial Officer effective December 6, 2021, at an annual salary of $285,000.
(4)

Mr. Kirnbauer, our Global Corporate Controller, served as our Interim Chief Financial Officer from October 20, 2021 to December 6, 2021. During this period, Mr. Kirnbauer received an annual base salary of $225,000. In addition, Mr. Kirnbauer’s base salary was increased by $15,000 per month during the period he served as Interim Chief Financial Officer.

(5)	Ms. Wallach ceased to serve as our Chief Financial Officer and Secretary, effective August 2, 2021.
(6)

The amounts reported in this column represent the aggregate grant date fair value computed in accordance with FASB ASC 718, rather than amounts paid to or realized by the named individual. There can be no assurance that the price of our common stock when RSUs vest and settle will equal or exceed the price of our common stock on the date of the applicable RSU award. The assumptions used in determining grant date fair value of these awards are set forth in Note 11 to our Consolidated Financial Statements appearing in our Annual Report on Form 10-K for the year ended December 31, 2021.

(7)	Represents health insurance premiums.

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Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information with respect to the outstanding equity awards held by our Named Executive Officers as of December 31, 2021.

	Option Awards					Stock Awards(1)
Name	Date of Grant	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested(2)
Steven Humphreys (3)	6/13/2012	2,000	—	$10.50	6/13/2022	—	—
	9/10/2012	1,200	—	$7.20	9/10/2022	—	—
	9/10/2012	3,000	—	$7.20	9/10/2022	—	—
	4/25/2013	2,000	—	$9.40	4/25/2023	—	—
	6/4/2013	2,000	—	$8.40	6/4/2023	—	—
	6/28/2013	500	—	$7.20	6/28/2023	—	—
	9/30/2013	500	—	$7.20	9/30/2023	—	—
	12/31/2013	500	—	$5.80	12/31/2023	—	—
	3/31/2014	500	—	$11.30	3/31/2024	—	—
	5/22/2014	2,000	—	$7.50	5/22/2024	—	—
	6/6/2016	444,460	—	$4.36	6/6/2026	—	—

Justin Scarpulla	—	—	—	—	—	—	—

Edward Kirnbauer	3/5/2019	—	—	—	—	1,875	$52,763
	4/7/2021	—	—	—	—	2,500	$70,350
	8/2/2021	—	—	—	—	7,500	$211,050

Sandra Wallach	—	—	—	—	—	—	—
(1)	RSUs vest 25% on the first anniversary date of the vesting start date with the remaining vesting quarterly over the following three years.
(2)	Market value is based on the closing price of our common stock on December 31, 2021.
(3)	All awards through 2014 were for service as a director prior to the appointment of Mr. Humphreys as Chief Executive Officer in September 2015.

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Employment Agreements; Termination / Change in Control Arrangements

We have entered into employment agreements with our Named Executive Officers. Below is a description of the material terms of each agreement, including severance provisions.

Employment Agreement with Steven Humphreys

On September 14, 2015, we entered into an executive employment agreement with Steven Humphreys pursuant to which Mr. Humphreys serves as our Chief Executive Officer and a director. As of the date of his appointment as Chief Executive Officer, Mr. Humphreys continued to serve as a director, but ceased serving as the Chairman of the Board and serving on the Audit and Nominating committees and receives no additional compensation for his service on the Board. Under the terms of his executive employment agreement, Mr. Humphreys receives an annual base salary of $350,000, with a target annual performance bonus of 100% of his base salary. As an employee, Mr. Humphreys is also eligible to participate in the Company’s employee benefits plans. Additionally, Mr. Humphreys was granted an option to purchase 444,460 shares of common stock at an exercise price of $4.36 per share (the “Option”), the closing price of the Company’s common stock on September 9, 2015, under the 2011 Plan. The Option vested as to 25% of the underlying shares on the first anniversary of the date of grant, and then monthly over the following three years. In addition, the Board agreed to grant Mr. Humphreys a restricted stock unit award for 302,657 shares of the Company’s common stock vesting over four years from September 9, 2015.

On August 5, 2019, the Compensation Committee reviewed Mr. Humphreys’ compensation and approved the following: (i) in the event that a change of control (as defined in his employment agreement) occurs within four years (i.e., on or prior to August 5, 2023) and Mr. Humphreys continues to serve as the Company’s Chief Executive Officer as of the effective time of the change of control, the Company will grant Mr. Humphreys 365,000 restricted stock units, subject to and only vesting effective upon the consummation of the change of control, and (ii) beginning July 1, 2019, any quarterly performance-based bonuses earned by Mr. Humphreys will be paid in fully vested stock in lieu of cash, to the extent earned, as determined in accordance with the terms of Mr. Humphreys employment agreement.

On January 28, 2020, the Company and Mr. Humphreys agreed that effective as of February 1, 2020, the Company will pay Mr. Humphreys’ base salary in the form of fully vested common stock of the Company (based on a 30-day trading average prior to issuance), except that his salary will be paid in cash solely to the extent needed for withholding amounts required for taxes and other involuntary and voluntary payroll deductions.

Pursuant to his executive employment agreement, Mr. Humphreys may become entitled to severance benefits. If he is terminated without cause or is constructively terminated (as each term is defined in such agreement), subject to his execution of an enforceable release of claims, he is entitled to receive (i) a lump sum payment equal to 12 months of his then-current base salary, (ii) reimbursement of COBRA premiums for continuation of Company-sponsored group health plan coverage for 12 months, and (iii) 12 months of accelerated service-based vesting in his then-outstanding equity awards. However, in addition to these severance benefits, in the event Mr. Humphreys is terminated without cause or is constructively terminated within 12 months following a change in control of the Company, he is entitled to full acceleration of his equity awards with time-based vesting. Also pursuant to his employment agreement, in the event of his death or disability while an employee of the Company, Mr. Humphreys is entitled to a lump sum payment equal to 12 months of his base salary.

Employment Agreement with Justin Scarpulla

On October 25, 2021, we entered into an executive employment agreement with Justin Scarpulla pursuant to which Mr. Scarpulla serves as our Chief Financial Officer, Principal Accounting Officer and Principal Financial Officer. He was appointed to this role by the Board of Directors on December 6, 2021. Under the terms of his executive employment agreement, Mr. Scarpulla receives an annual salary of $285,000 and, subject to the Board of Directors’ approval, was eligible to receive 85,000 RSUs under the Company’s 2011 Plan. Mr. Scarpulla was granted 85,000 RSUs under the 2011 Plan on February 28, 2022. This award vests with respect to 25% of the underlying shares on January 1, 2023 and then with respect to the remaining shares on a quarterly basis over the following three years, subject to continued service through the applicable vesting dates. Pursuant to his executive employment agreement, Mr. Scarpulla is also entitled to severance benefits conditioned upon execution of a general release of claims. If he is terminated without cause (as such term is defined in such agreement), he is entitled to receive (i) six months of his then-current base salary, (ii) reimbursement of COBRA premiums for continuation of Company-sponsored group health plan coverage for Mr. Scarpulla and his eligible dependents for a period of 6 months, and (iii) an additional 6 months of vesting of his RSUs. As an employee, Mr. Scarpulla is also eligible to participate in the Company’s employee benefits plans. Mr. Scarpulla also entered into the Company’s standard form indemnification agreement.

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Employment Agreement with Sandra Wallach

On January 19, 2017, we entered into an executive employment agreement with Sandra Wallach, which agreement provided Ms. Wallach a $265,000 annual base salary. Additionally, Ms. Wallach was granted a restricted stock unit award covering 90,000 shares of common stock under the 2011 Plan, which award vested with respect to 25% of the underlying shares on the first anniversary of Ms. Wallach’s start date with the Company and then with respect to the remaining shares on a quarterly basis over the following three years. Pursuant to her executive employment agreement, Ms. Wallach was also entitled to severance benefits. If she was terminated without cause (as such term is defined in such agreement) during her employment, she was entitled to three months of her then-current base salary and reimbursement of three months of health care continuation coverage premiums, subject to her having provided the Company a general release of claims.

On November 4, 2019, the Compensation Committee approved the following changes to Ms. Wallach’s compensation, effective as of October 1, 2019: (i) an increase in annual base salary from $275,000 to $300,000; and (ii) an increase in target annual variable compensation from $25,000 to $50,000, of which 50% was payable in cash and 50% payable in fully vested restricted stock units.

Potential Payments upon Termination or Change in Control

The information below describes the estimated value of certain compensation and benefits that would potentially have become payable under contractual arrangements with our Named Executive Officers assuming a termination of employment or change in control of the Company had occurred on December 31, 2021, based upon the Named Executive Officers’ compensation and service levels as of such date and, where applicable, the $28.14 closing price of our common stock on December 31, 2021. The information presented represents estimates of incremental amounts that would become payable had a trigging event occurred on December 31, 2021 and does not include amounts that were earned and payable as of that date regardless of the occurrence of a triggering event.

If Mr. Humphreys had either been terminated by the Company without cause or by constructive termination (each as defined in his employment agreement) as of December 31, 2021, he would have become entitled to receive (i) $350,000, representing 12 months’ salary and (ii) reimbursement of health care coverage for a period of 12 months, having a value of approximately $15,797. In the event that a change of control (as defined in Mr. Humphreys’ employment agreement) had occurred on December 31, 2021, and Mr. Humphreys continued to serve as the Company’s Chief Executive Officer as of the effective time of the change of control, Mr. Humphreys would have become entitled to receive 365,000 restricted stock units, subject to and only vesting effective upon the consummation of the change of control. In addition, if on December 31, 2021 and within 12 months of a change in control, Mr. Humphreys had either been terminated by the Company without cause or by constructive termination (each as defined in his employment agreement) as of December 31, 2021, he would have become entitled to receive (i) $350,000, representing 12 months’ salary and (ii) reimbursement of health care coverage for a period of 12 months, having a value of approximately $15,797. Mr. Humphreys’ entitlement to such benefits would be conditioned upon his execution and nonrevocation of a general release in a form determined by the Company. In addition, Mr. Humphreys may be subject to a Section 280G cutback. Had Mr. Humphreys’ employment terminated as of December 31, 2021 for reasons of death or disability (as defined in his employment agreement), he (or his estate as applicable) would have become entitled to $350,000, representing 12 months’ salary, not conditioned on a general release.

If Mr. Scarpulla had been terminated by the Company without cause (as defined in his executive employment agreement) as of December 31, 2021, he would have become entitled to receive (i) $142,500, representing 6 months’ salary and (ii) reimbursement of health care coverage for a period of 6 months, having a value of approximately $11,232. As Mr. Scarpulla did not have any outstanding RSUs as of December 31, 2021, the additional 6 months of vesting of his RSUs that he is entitled to under his executive employment agreement would not have applied. For a description of the severance benefits, see “—Employment Agreement with Justin Scarpulla” above.

Ms. Wallach was not entitled to any payments in connection with her resignation.

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Equity Compensation Plan Information

The following table summarizes information as of December 31, 2021 about our common stock that may be issued pursuant to awards under our existing equity compensation plans.

	(a)		(b)		(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	1,175,422		$5.11		1,240,892
Equity compensation plans not approved by security holders	—		—		—
Total	1,175,422	(1)	$5.11	(1)	1,240,892	(2)

(1)

As of December 31, 2021, there were 514,693 stock options outstanding with a weighted average exercise price of $5.11 and a weighted average term of 4.11 years, 485,729 RSUs outstanding and 175,000 performance share units (“PSUs”) outstanding.

(2)	Consists of 293,888 shares available for issuance under our Employee Stock Purchase Plan and 947,004 shares available for issuance under the 2011 Plan.

Certain Relationships and Related Transactions

Related Party Transactions

Indemnification Agreements. We have entered into indemnification agreements with our directors and executive officers. These agreements require us to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to us, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

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OTHER MATTERS

We do not intend to bring any matters before the Annual Meeting other than those set forth herein, and our management has no present knowledge that any other matters will or may be brought before the Annual Meeting by others. However, if any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as our Board of Directors may recommend.

By Order of the Board of Directors of

Identiv, Inc.

/s/ Justin Scarpulla

Justin Scarpulla

Chief Financial Officer and Secretary

Fremont, California

April 13, 2022

Our Annual Report on Form 10-K for the year ended December 31, 2021, has been mailed with this Proxy Statement. We will provide copies of exhibits to our Annual Report on Form 10-K, but will charge a reasonable fee per page to any requesting stockholder. Stockholders may make such requests in writing to Secretary, Identiv, Inc., 1900-B Carnegie Avenue, Santa Ana, CA 92705. The request must include a representation by the stockholder that, as of April 1, 2022, the stockholder was entitled to vote at the Annual Meeting. Our Annual Report on Form 10-K and exhibits are also available at www.identiv.com.

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IDENTIV, INC. ATTN: JUSTIN SCARPULLA 1900-B CARNEGIE AVENUE SANTA ANA, CA 92705 01) Robin R. Braun 02) James E. Ousley 1. Election of Class II Directors Nominees: The Board of Directors recommends you vote FOR the following: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on May 25, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/INVE2022 You may attend the meeting via the Internet and vote during the meeting. Have your proxy card in hand when you access the website and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on May 25, 2022. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. ). ! ! ! For All Withhold All For All Except For Against Abstain ! ! ! ! ! ! IThe Board of Directors recommends you vote FOR the following: 1. Election of Class II Director01) Robin R. Braun 02) James E. OusleyNominees: The Board of Directors recommends you vote FOR proposals 2 and 3. NOTE: In his or her discretion, the proxies are authorized to vote upon and transact such other business as may properly come before the meeting or any adjournments or postponements thereof. 2. To ratify the appointment of BPM LLP, an independent registered public accounting firm, as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2022. 3. To vote on a non-binding advisory resolution on the compensation of the Company's named executive officers ("Say on Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DatImportant Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.comIDENTIV, INC. Annual Meeting of Stockholders May 26, 2022 8:00 AM Pacific Time This proxy is solicited by the Board of Directors The undersigned stockholder hereby appoints Steven Humphreys and Justin Scarpulla, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy, all of the shares of Common Stock of Identiv, Inc. that such stockholder is entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 a.m. Pacific Time, on May 26, 2022, virtually and at any adjournments or postponements thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse sid